EXHIBIT 10.2

SECOND AMENDMENT

TO

TERM LOAN CREDIT AGREEMENT

dated as of

March 10, 2006

among

XTO ENERGY INC.,

as Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Second Amendment”) dated as of March 10, 2006, is among XTO ENERGY INC., a Delaware corporation (the “Borrower”); BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Term Loan Credit Agreement dated as of November 10, 2004, as amended by that certain First Amendment to Term Loan Credit Agreement dated as of April 1, 2005 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain term loans to the Borrower.

B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01.

(a) The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Term Loan Credit Agreement, as amended by the First Amendment, as amended by the Second Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time.

(b) The definition of “Indebtedness” is hereby amended to insert the word “and” prior to clause (l) and to delete the phrase “, and (m) obligations in respect of “ship-or-pay” or “take-or-pay” contracts” in its entirety.

(c) The definitions of “Investments” and “Permitted Investments” are hereby deleted.

(d) The definition of “Second Amendment” is hereby added where alphabetically appropriate to read as follows:

“Second Amendment” means the Second Amendment to Term Loan Credit Agreement dated as of March 10, 2006 among the Borrower and the Lenders party thereto.

2.2 Amendment to Section 1.04. Section 1.04 is hereby deleted and the following inserted in lieu thereof:

Section 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP (including but not limited to any Statement of Financial Accounting Standards) or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision shall have been amended in accordance herewith.

2.3 Amendment to Section 6.02. Section 6.02(f) is hereby amended by deleting the amount “10%” in the last line thereof and inserting in lieu thereof “15%”.

2.4 Deletion of Section 6.05. Section 6.05 is hereby deleted and the following is inserted in lieu thereof:

“Section 6.05 Reserved.”

Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02(b) of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Second Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from the [Required] Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

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Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since December 31, 2005, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4.3 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	XTO ENERGY INC.

	By:	/s/ BRENT W. CLUM
Brent W. Clum
Vice President & Treasurer

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ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as a Lender and as
Administrative Agent

	By:	/s/ RONALD E. MCKAIG
Ronald E. McKaig
Senior Vice President

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SYNDICATION AGENT & LENDER:	BNP PARIBAS

	By:	/s/ BETSY JOCHER
	Name:	Betsy Jocher
	Title:	Vice President

	By:	/s/ GREG SMOTHERS
	Name:	Greg Smothers
	Title:	Vice President

CO-DOCUMENTATION AGENT & LENDER:	CITIBANK, N.A.

	By:	/s/ SIMON D. WALKER
	Name:	Simon D. Walker
	Title:	Attorney-in-Fact

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CO-DOCUMENTATION AGENT & LENDER:	HARRIS NESBITT FINANCING, INC.

	By:	/s/ MARY LOU ALLEN
	Name:	Mary Lou Allen
	Title:	Vice President

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CO-DOCUMENTATION AGENT & LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ PAUL PRITCHETT
	Name:	Paul Pritchett
	Title:	Vice President

LENDER:	THE BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY

By:
Name:
Title:

By:
Name:
Title:

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LENDER:	CALYON NEW YORK BRANCH

	By:	/s/ BERTRAND CORD’HOMME
	Name:	Bertrand Cord’homme
	Title:	Director

	By:	/s/ MICHAEL WILLIS
	Name:	Michael Willis
	Title:	Vice President

LENDER:	FORTIS CAPITAL CORP.

By:
Name:
Title:

By:
Name:
Title:

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LENDER:	THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ KEITH JOHNSON
	Name:	Keith Johnson
	Title:	Managing Director

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LENDER:	SUNTRUST BANK

	By:	/s/ JAMES M. WARREN
	Name:	James M. Warren
	Title:	Managing Director

LENDER:	UBS LOAN FINANCE LLC

	By:	/s/ IRJA R. OTSA
	Name:	Irja R. Otsa
	Title:	Associate Director
Banking Products Services, US

	By:	/s/ RICHARD L. TAVROW
	Name:	Richard L. Tavrow
	Title:	Director
Banking Products Services, US

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LENDER:	UFJ BANK LIMITED

By:
Name:
Title:

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ MARK E. THOMPSON
	Name:	Mark E. Thompson
	Title:	Vice President

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LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ CHARLES D. KIRKHAM
	Name:	Charles D. Kirkham
	Title:	Vice President

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LENDER:	COMERICA BANK

	By:	/s/ PETER L. SEFZIK
	Name:	Peter L. Sefzik
	Title:	Vice President

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